Filed Pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

Hennessy Gas Utility Fund

Investor Class GASFX | Institutional Class HGASX

June 8, 2018

Supplement to the Summary Prospectus dated February 28, 2018

Effective as of May 29, 2018, Brian E. Peery is no longer a Portfolio Manager of the Hennessy Gas Utility Fund.  As a result, the “Portfolio Managers” section of the prospectus is replaced in its entirety as follows:

Portfolio Manager

Ryan C. Kelley is primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Kelley has served as a Portfolio Manager of the Fund since October 2014, served as a Co-Portfolio Manager of the Fund from March 2013 through September 2014, and has been employed by the Investment Manager since 2012.

* * * * * *

Please Read Carefully and Keep for Future Reference